Exhibit 10.03 - Registration Rights Agreement between the Company and Vicis Capital Master Fund

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT made this 11th day of August, 2006 by and between Medical Media Television, Inc., a Florida corporation (the "Company") and Vicis Capital Master Fund, a trust formed under the laws of the Cayman Islands (the "Holder").

                                    RECITALS:

      WHEREAS, simultaneously herewith, the Company and the Holder are entering into a Note Purchase Agreement pursuant to which the Company is issuing the Holder a secured promissory note convertible into shares of the Company's Common Stock (the "Note"); and

      WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Note Purchase Agreement.

      NOW THEREFORE, in consideration of the agreements set forth herein the parties agree as follows:

1.    CERTAIN DEFINITIONS.

      As used in this Agreement, the following terms shall have the following respective meanings:

      "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

      "Common Stock" means the Common Stock, $.0005 par value per share, of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

      "Conversion Shares" means the shares of Common Stock or other equity securities issued or issuable upon conversion of the Note.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Holder" shall have the meaning set forth in the Preamble.

      "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

      "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

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      "Registration Expenses" means the expenses described in Section 4.

      "Registrable Securities" means any (i) Conversion Shares and (ii) shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) the Note has been paid in full.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may from time to time, be in effect.

2.    REGISTRATION.

      (a) If, at any time, the Company proposes or is required to register any of its equity securities or securities convertible or exchangeable for equity securities under the Securities Act (other than pursuant to (i) registration on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan, Form S-8 or (ii) a merger, consolidation or acquisition, Form S-4), whether or not for its own account, the Company shall give prompt written notice of its intention to do so to each of the Holders of record of Registrable Securities. Upon the written request of any Holder, made within 10 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect.

      (b) The Holder's rights under this Section 2 shall be subject to the limitation that, in the event that the Company files a Registration Statement for an underwritten public offering, intending to distribute shares in an underwritten offering, the inclusion of the Registrable Securities shall be upon the condition that: (i) if requested by the managing underwriter as a condition of the offering, they be sold through the underwriters on the same terms and conditions as are applicable to the Company or all other selling stockholders of the Company; or (ii) if such condition is imposed by the managing underwriter, and the Holder does not wish to sell the Registrable Securities upon such terms and conditions, the Holder will agree not to transfer or otherwise dispose of any Registrable Securities for a period of time from the effective date of the Registration Statement (not to exceed 90 days) specified by the managing underwriter.


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

      (c) At the election of the Holder, the Registrable Securities may be registered on behalf of the Holder or the Holders members on a pro rata basis based on their percentage of ownership of the Note.

3.    REGISTRATION PROCEDURES.

      If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall:

      (a) file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause that Registration Statement to become and remain effective;

      (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than nine months from the effective date;

      (c) as expeditiously as possible furnish to Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, inconformity with the requirements of the Securities Act, and such other documents as the selling stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the selling Stockholder and promptly notify the selling stockholder at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus would include an untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

      (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Securities owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this Section 3(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

      If the Company has delivered preliminary or final prospectuses to the Holder and, after having done so, the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Securities and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Securities.


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

4.    ALLOCATION OF EXPENSES.

      The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Holder's own counsel.

5.    INDEMNIFICATION; CONTRIBUTION.

      In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Securities, and its directors and officers, each underwriter of such Registrable Securities, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, and any document incorporated therein by reference or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

      In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each seller of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriters or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such seller hereunder shall be limited to an amount equal to the net proceeds to such seller from Registrable Securities sold as contemplated herein.


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

      Each party entitled to Indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; providing, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

      If the indemnification provided for herein is unavailable to or insufficient to hold harmless an Indemnified Party hereunder, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to herein in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements, omissions, actions, or inactions which resulted in such losses, claims, damages or liabilities. The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, omission, action, or inaction. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action, suit, proceeding, investigation, or threat thereof with respect to which a claim for contribution may be made against an Indemnifying Party hereunder, such Indemnified Party shall, if a claim for contribution in respect thereto is to be made against an Indemnifying Party, give written notice to the Indemnifying Party of the commencement thereof (if the notice specified herein has not been given with respect to such action); provided, however, that the failure to so notify the Indemnifying Party shall not relieve it from any obligation to provide contribution which it may have to any Indemnified Party hereunder, except to the extent that the Indemnifying Party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to herein.


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

      The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5, contribution by any seller of Registerable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registerable Securities pursuant to such Registration Statement.

      If indemnification is available hereunder, the Indemnifying Parties shall indemnify each Indemnified Party to the fullest extent provided herein, without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for herein. The provisions hereof shall be in addition to any other rights to indemnification or contribution which any Indemnified Party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party, and shall survive the transfer of securities by any such party.

6.    INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING.

      In the event that Registrable Securities are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

7.    INFORMATION BY HOLDER.

      The Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

8.    SELECTION OF UNDERWRITER.

      In the case of any registration effected pursuant to this Agreement, the Company shall have the right to designate the managing underwriter in any underwritten offering with the consent of the Holder, which shall not be unreasonably withheld.

9.    SUCCESSORS AND ASSIGNS.

      The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.


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

10.   FURTHER ASSURANCES.

      From and after the date hereof, all persons subject to or bound by this Agreement shall from time to time, at the request of any such other person and without further consideration, do, execute and deliver, or cause to be done, executed and delivered, all such further acts, things and instruments as may reasonably be requested or required more effectively to evidence and give effect to the provisions, intent and purposes of this Agreement (including, without limitation, certificates to the effect that this Agreement continues operative and as to any defaults hereunder or modifications hereof).

11.   NOTICE.

      All notices, requests, demands, offerings, acceptances, consents and other communications required or permitted under this Agreement shall, unless otherwise provided, be in writing and shall be deemed to have been duly given if personally delivered and actually received or if mailed by first class registered or certified mail, return receipt requested, or by first class mail, addressed to the parties hereto at their respective addresses set forth on the first page of this Agreement or in each case to such other person or address as may be designated by notice hereunder. Any such notice, etc. shall be deemed given on the date of delivery, if delivered, or on the fifth day after the date of mailing, if mailed.

12.   GOVERNING LAW; INTERPRETATION.

      (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed exclusively therein as to all matters, without reference to the conflicts of law provision thereof.

      (b) All pronouns and words shall be read in appropriate number and gender, the masculine, feminine and neuter shall be interpreted interchangeably and singular shall include the plural and vice versa, as the circumstances may require.

13.   SUBMISSION TO JURISDICTION.

      Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the federal and state courts located in Florida and New York.

                            [SIGNATURE PAGE FOLLOWS]


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

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals to this instrument, as of the date first above written.

                                           MEDICAL MEDIA TELEVISION, INC.


                                           By: /s/ Philip Cohen
                                               ---------------------------------
                                               Philip Cohen,
                                               President and CEO


                                           HOLDER:

                                           VICIS CAPITAL MASTER FUND
                                             By: Vicis Capital LLC


                                           By: /s/ Shad Stastney
                                               ---------------------------------
                                              Shad Stastney,
                                              Chief Operating Officer


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